Commitments (Tables)	12 Months Ended
Dec. 31, 2025
Commitments.
Schedule of commitments

	Total(i)	Less than 1 year	1‑ 2 years	3-4 years
Purchase obligations	1,731	1,731	—	—
Capital commitments	90,543	62,069	26,592	1,882
Total	92,274	63,800	26,592	1,882

(i) The timing of certain capital payments is estimated based on the forecasted timeline of the projects. Certain commitments can be canceled at the discretion of the Company with little or no financial impact.